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                                                                   Exhibit 2.1.3

Microfilm Number            Filed with the Department of State on April 27, 1998
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Entity Number                      /s/ Secretary of the Commonwealth
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                                             SECRETARY OF THE COMMONWEALTH

              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1915 (REV 89)

    In compliance with the requirements of 15 Pa.C.S. Section 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

The name of the corporation is:  Red Bell Brewing Company
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The address of this corporation's current (a) registered office in this
Commonwealth or (b) commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):

6490 Woodbine Avenue        Philadelphia     PA       19151      Philadelphia
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Number and Street           City           State       Zip         County

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Name of Commercial Registered Office Provider                      County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

The statute by or under which it was incorporated is: Business Corporation Law
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of 1988, 15 Pa. C.S.A. Section 1101, et. seq.
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The original date of its incorporation is:  June 29, 1993
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(Check, and if appropriate complete, one of the following):

 X The amendment shall be effective upon filing these Articles of Amendment in --- the Department of State.

--- The amendment shall be effective on:
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(Check one of the following):

--- The amendment was adopted by the shareholders pursuant to 15 Pa.C.S.
    Section 1914 (a) and (b).

 X The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. --- Section 1914 (c).

(Check, and if appropriate complete, one of the following):

 X  The amendment adopted by the corporation, set forth in full, is as follows:
---
RESOLVED, that the address of Red Bell Brewing Co.'s current registered office in this Commonwealth be withdrawn and the address of 3100 W. Jefferson Street Philadelphia, PA 19121 be substituted as the Red Bell Brewing Co.'s current registered office in this Commonwealth.


--- The amendment adopted by the corporation as set forth in full in Exhibit A, attached hereto and made a part hereof.


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(CHECK IF THE AMENDMENT RESTATES THE ARTICLES):

    The restated Articles of Incorporation supersede the original Articles and --- all amendments thereto.

    IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles
of Amendment to be signed by a duly authorized officer thereof this      day of
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                                          Red Bell Brewing Company
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                                                 (Name of Corporation)

                                          BY:  /s/ James R. Bell President
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                                             JAMES R. BELL    (Signature)

                                          TITLE:   President
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